PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                THE STRONG CASH MANAGEMENT FUNDS - INVESTOR CLASS

                           STRONG HERITAGE MONEY FUND
                            STRONG MONEY MARKET FUND
                       STRONG MUNICIPAL MONEY MARKET FUND
                           STRONG TAX-FREE MONEY FUND

                        STRONG MUNICIPAL ULTRA SHORT FUND
                             STRONG ULTRA SHORT FUND

                Supplement to the Prospectus dated March 1, 2002


STRONG MUNICIPAL ULTRA SHORT FUND
STRONG ULTRA SHORT FUND
Effective March 8, 2002, the Strong Ultra Short Fund and the Strong Municipal Ultra Short Fund changed their names to the Strong Ultra Short-Term Income Fund and the Strong Ultra Short-Term Municipal Income Fund, respectively. Strong Capital Management, Inc., the funds' investment advisor, anticipates that the name changes will not result in any material changes to the funds' portfolio composition or in the manner in which the funds are managed.


            The date of this Prospectus Supplement is March 8, 2002.


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